EMPLOYMENT AGREEMENT

           Employment Agreement (this "Agreement") made and entered into as of July 1, 1999, by and between Liberty Food Group Ltd., a Delaware corporation (the "Company"), with offices at 11 52nd Street, Brooklyn, New York 11232, and Dennis Lane, residing at c/o Liberty Food Group, Ltd., 11 52nd Street, Brooklyn, New York 11232 ("Executive").

                                    RECITALS:

           WHEREAS, the Company desires to employ Executive and Executive desires to be employed by the Company, upon the terms, covenants and conditions hereinafter set forth.

                                   AGREEMENT:

           NOW, THEREFORE, in consideration of the mutual promises and covenants contained herein, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereby agree as follows:

EMPLOYMENT; TERM. THE COMPANY SHALL EMPLOY EXECUTIVE AS CHAIRMAN, CHIEF EXECUTIVE OFFICER, AND TREASURER, SUBJECT TO THE SUPERVISION AND DIRECTION OF THE COMPANY'S BOARD OF DIRECTORS (THE "BOARD"), FROM THE DATE HEREOF UNTIL JUNE 30, 2004 (SUCH PERIOD, THE "TERM"). THE TERM SHALL BE AUTOMATICALLY EXTENDED FOR ADDITIONAL PERIODS OF ONE YEAR EACH, UNLESS EITHER PARTY GIVES NOTICE TO THE OTHER OF ITS INTENTION NOT TO RENEW AT LEAST 60 DAYS PRIOR TO THE EXPIRATION OF THE THEN-CURRENT TERM.

                          COMPENSATION; REIMBURSEMENT.

BASE SALARY. FOR SERVICES RENDERED BY EXECUTIVE HEREUNDER, THE COMPANY SHALL PAY EXECUTIVE A BASE SALARY OF ONE HUNDRED SIXTY THOUSAND DOLLARS ($160,000) PER ANNUM, IN EQUAL INSTALLMENTS (THE "BASE SALARY"), IN ACCORDANCE WITH THE PAYROLL PRACTICES OF THE COMPANY IN EFFECT FROM TIME TO TIME. THE AMOUNT OF THE BASE SALARY SHALL BE INCREASED ANNUALLY BY AN AMOUNT EQUAL TO THE GREATER OF (I) 10% OF THE THEN CURRENT BASE SALARY AND (II) THE PERCENT CHANGE THE CONSUMER PRICE INDEX FOR ALL URBAN CONSUMERS FOR REGION II (NEW YORK AND NORTHERN NEW JERSEY) FOR THE TWELVE MONTH PERIOD ENDING IN MAY OF EACH YEAR DURING THE TERM.

INCENTIVE BONUS. IN ADDITION TO THE BASE SALARY, EXECUTIVE SHALL BE ELIGIBLE TO RECEIVE AN INCENTIVE BONUS ("INCENTIVE BONUS") EACH YEAR IN AN AMOUNT NOT LESS THAN 10% OF THE BASE SALARY (THE "MINIMUM INCENTIVE BONUS"), NOR MORE THAN 100% OF THE BASE SALARY, AS DETERMINED BY THE BOARD CONSIDERING THE OPERATING RESULTS OF THE COMPANY FOR EACH YEAR OF THE TERM; PROVIDED, THAT IN ORDER TO RECEIVE AT LEAST THE MINIMUM INCENTIVE BONUS, FOR EACH YEAR OF THE TERM THE COMPANY SHALL HAVE ACHIEVED EITHER (A) PRE-TAX INCOME OF $100,000.00, OR (B) REVENUE GROWTH OF 10% OR MORE, BASED ON REVENUES FOR THE 12 MONTH PERIOD ENDING EACH JUNE 30. THE INCENTIVE BONUS SHALL BE PAID WITHIN 30 DAYS AFTER SUCH OPERATING RESULTS HAVE BEEN DETERMINED BY THE COMPANY'S ACCOUNTANTS, BUT IN ANY CASE, NOT LATER THAN OCTOBER 15 OF EACH YEAR.

ADDITIONAL BENEFITS. (A) IN ADDITION TO THE BASE SALARY AND THE INCENTIVE BONUS, EXECUTIVE SHALL BE ENTITLED TO ALL OTHER BENEFITS OF EMPLOYMENT PROVIDED TO THE OTHER EXECUTIVES OF THE COMPANY OR ITS AFFILIATES, INCLUDING BUT NOT LIMITED TO RETIREMENT, HEALTH, DISABILITY, AND LIFE INSURANCE.

FROM JULY 1, 1999 THROUGH JUNE 30, 2000, EXECUTIVE SHALL BE ENTITLED TO FOUR WEEKS PAID VACATION; FROM JULY 1, 2000 THROUGH JUNE 30, 2002, FIVE WEEKS OF ANNUAL PAID VACATION; FROM AND AFTER JULY 1, 2002, SIX WEEKS OF ANNUAL PAID VACATION.

REIMBURSEMENT. EXECUTIVE SHALL BE REIMBURSED FOR ALL REASONABLE OUT OF POCKET BUSINESS EXPENSES FOR BUSINESS TRAVEL AND ENTERTAINMENT INCURRED IN CONNECTION WITH THE PERFORMANCE OF HIS DUTIES HEREUNDER (A) SO LONG AS SUCH EXPENSES CONSTITUTE BUSINESS DEDUCTIONS FROM TAXABLE INCOME FOR THE COMPANY AND ARE EXCLUDABLE FROM TAXABLE INCOME TO THE EXECUTIVE UNDER THE GOVERNING LAWS AND REGULATIONS OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"); PROVIDED, THAT EXECUTIVE SHALL NEVERTHELESS BE ENTITLED TO FULL REIMBURSEMENT IN ANY CASE WHERE THE INTERNAL REVENUE SERVICE MAY, UNDER SECTION 274(N) OF THE CODE, DISALLOW TO THE COMPANY DEDUCTION OF 50% OF MEALS AND ENTERTAINMENT EXPENSES; AND (B) TO THE EXTENT SUCH EXPENSES DO NOT EXCEED THE AMOUNTS
ALLOCABLE FOR SUCH EXPENSES IN BUDGETS THAT ARE APPROVED FROM TIME TO TIME BY THE COMPANY. THE REIMBURSEMENT OF EXECUTIVE'S BUSINESS EXPENSES SHALL BE MONTHLY, UPON PRESENTATION TO AND APPROVAL BY THE COMPANY OF VALID RECEIPTS AND OTHER APPROPRIATE DOCUMENTATION FOR SUCH EXPENSES.

                                     DUTIES.

CHAIRMAN, CHIEF EXECUTIVE OFFICER AND TREASURER OF THE COMPANY. (A) THE EXECUTIVE'S PRIMARY DUTIES SHALL BE TO ACT AS HEAD OF CORPORATE DEVELOPMENT AND
(II) MANAGEMENT OF THE DAY TO DAY OPERATIONS OF THE COMPANY. EXECUTIVE WILL BE RESPONSIBLE FOR IDENTIFYING, NEGOTIATING, AND STRUCTURING ACQUISITIONS ON BEHALF OF THE COMPANY, AND WILL CONDUCT THE DUE DILIGENCE ON THE TARGET COMPANIES AS WELL AS ENGAGE OTHER PROFESSIONALS (I.E. LEGAL, ACCOUNTING, OR ACTUARIAL) TO ASSIST IN SUCH PROCESS. Executive hereby agrees to devote his full time, abilities and energy to the faithful performance of the duties assigned to him or her and to the promotion and forwarding of the business affairs of the Company; provided, that nothing contained herein shall prevent Executive from devoting business time and attention to (a) casexpress.com, LLC, (b) Liberty Trading LLC and (c) Knollwood Container LLC.

CONFLICTING ACTIVITIES.

EXECUTIVE SHALL NOT, DURING THE TERM OF THIS AGREEMENT, BE ENGAGED IN ANY OTHER BUSINESS ACTIVITY WITHOUT THE PRIOR CONSENT OF THE BOARD OF DIRECTORS OF THE COMPANY; PROVIDED, HOWEVER, THAT THIS RESTRICTION SHALL NOT BE CONSTRUED AS PREVENTING EXECUTIVE FROM INVESTING HIS PERSONAL ASSETS IN PASSIVE INVESTMENTS IN BUSINESS ENTITIES WHICH ARE NOT IN COMPETITION WITH THE COMPANY OR ITS AFFILIATES, OR FROM PURSUING BUSINESS OPPORTUNITIES AS PERMITTED BY PARAGRAPH 3.5

EXECUTIVE AGREES TO PROMOTE AND DEVELOP ALL BUSINESS OPPORTUNITIES THAT COME TO HIS ATTENTION RELATING TO CURRENT OR ANTICIPATED FUTURE BUSINESS OF THE COMPANY, IN A MANNER CONSISTENT WITH THE BEST INTERESTS OF THE COMPANY AND WITH HIS DUTIES UNDER THIS AGREEMENT. SHOULD EXECUTIVE DISCOVER A BUSINESS OPPORTUNITY THAT DOES NOT RELATE TO THE CURRENT OR ANTICIPATED FUTURE BUSINESS OF THE COMPANY, HE SHALL FIRST OFFER SUCH OPPORTUNITY TO THE COMPANY. SHOULD THE BOARD OF THE COMPANY NOT EXERCISE ITS RIGHT TO PURSUE THIS BUSINESS OPPORTUNITY WITHIN A REASONABLE PERIOD OF TIME, NOT TO EXCEED SIXTY (60) DAYS, THEN EXECUTIVE MAY DEVELOP THE BUSINESS OPPORTUNITY HIMSELF; PROVIDED, HOWEVER, THAT SUCH DEVELOPMENT MAY IN NO WAY CONFLICT OR INTERFERE WITH THE DUTIES OF EXECUTIVE HEREUNDER. FURTHER, EXECUTIVE MAY DEVELOP SUCH BUSINESS OPPORTUNITIES ONLY ON HIS OWN TIME, AND MAY NOT USE ANY SERVICE, PERSONNEL, EQUIPMENT, SUPPLIES, FACILITY, OR TRADE SECRETS OF THE COMPANY IN SUCH DEVELOPMENT. AS USED HEREIN, THE TERM "BUSINESS OPPORTUNITY" SHALL NOT INCLUDE BUSINESS OPPORTUNITIES INVOLVING INVESTMENT IN PUBLICLY TRADED STOCKS, BONDS OR OTHER SECURITIES, OR OTHER INVESTMENTS OF A PERSONAL NATURE.

           STOCK OF COMPANY. DURING THE TERM, EXECUTIVE SHALL BE ENTITLED TO PURCHASE STOCK OF THE COMPANY IN THE SAME AMOUNTS AND FOR THE SAME CONSIDERATION, TERMS AND CONDITIONS AS PROVIDED TO OTHER EXECUTIVES OF THE COMPANY. THE MANNER OF ACQUISITION OF STOCK SHALL BE STRUCTURED SO AS TO MINIMIZE ADVERSE TAX CONSEQUENCES TO EXECUTIVE.

              CONFIDENTIALITY OF TRADE SECRETS AND OTHER MATERIALS.

TRADE SECRETS. OTHER THAN IN THE PERFORMANCE OF HIS OR HER DUTIES HEREUNDER, EXECUTIVE AGREES NOT TO DISCLOSE, EITHER DURING THE TERM OF HIS OR HER EMPLOYMENT BY THE COMPANY OR AT ANY TIME THEREAFTER, TO ANY PERSON, FIRM OR CORPORATION ANY INFORMATION CONCERNING THE BUSINESS AFFAIRS, THE TRADE SECRETS OR THE CUSTOMER LISTS OR SIMILAR INFORMATION OF THE COMPANY.

OWNERSHIP OF TRADE SECRETS; ASSIGNMENT OF RIGHTS. EXECUTIVE HEREBY AGREES THAT ALL KNOW-HOW, DOCUMENTS, REPORTS, PLANS, PROPOSALS, MARKETING AND SALES PLANS, CLIENT LISTS, CLIENT FILES AND MATERIALS MADE BY HIM OR HER OR BY THE COMPANY ARE THE PROPERTY OF THE COMPANY AND SHALL NOT BE USED BY HIM IN ANY WAY ADVERSE TO THE COMPANY'S INTERESTS. EXECUTIVE SHALL NOT DELIVER, REPRODUCE OR IN ANY WAY ALLOW SUCH DOCUMENTS OR THINGS TO BE DELIVERED OR USED BY ANY THIRD PARTY WITHOUT SPECIFIC DIRECTION OR CONSENT OF THE BOARD OF DIRECTORS OF THE COMPANY. EXECUTIVE HEREBY ASSIGNS TO THE COMPANY ANY RIGHTS WHICH HE OR SHE MAY HAVE IN ANY SUCH TRADE SECRET OR PROPRIETARY INFORMATION.

INDEMNITY. THE COMPANY HEREBY INDEMNIFIES THE EXECUTIVE FROM LIABILITY FOR ANY PRIOR ACTS OF THE COMPANY, INCLUDING BOTH THE COMMISSION OR OMISSION OF SAID ACTION OR DISCLOSURE, AND THE EXECUTIVE SHALL BE INDEMNIFIED BY THE COMPANY FOR ANY ACT PERFORMED BY HIM IN GOOD FAITH WITHIN THE SCOPE OF HIS EMPLOYMENT.

                                  TERMINATION.

BASIS FOR TERMINATION.

EXECUTIVE'S EMPLOYMENT HEREUNDER MAY BE TERMINATED AT ANY TIME BY MUTUAL AGREEMENT OF THE PARTIES.

THIS AGREEMENT SHALL AUTOMATICALLY TERMINATE ON THE LAST DAY OF THE MONTH IN WHICH EXECUTIVE DIES OR BECOMES PERMANENTLY INCAPACITATED. "PERMANENT INCAPACITY" AS USED HEREIN SHALL MEAN MENTAL OR PHYSICAL INCAPACITY, OR BOTH, REASONABLY DETERMINED BY THE COMPANY'S BOARD OF DIRECTORS BASED UPON A CERTIFICATION OF SUCH INCAPACITY BY, IN THE DISCRETION OF THE COMPANY'S BOARD OF DIRECTORS, EITHER EXECUTIVE'S REGULARLY ATTENDING PHYSICIAN OR A DULY LICENSED PHYSICIAN SELECTED BY THE COMPANY'S BOARD OF DIRECTORS, RENDERING EXECUTIVE
UNABLE TO PERFORM SUBSTANTIALLY ALL OF HIS OR HER DUTIES HEREUNDER AND WHICH APPEARS REASONABLY CERTAIN TO CONTINUE FOR AT LEAST SIX CONSECUTIVE MONTHS WITHOUT SUBSTANTIAL IMPROVEMENT. EXECUTIVE SHALL BE DEEMED TO HAVE "BECOME PERMANENTLY INCAPACITATED" ON THE DATE THE COMPANY'S BOARD OF DIRECTORS HAS DETERMINED THAT EXECUTIVE IS PERMANENTLY INCAPACITATED AND SO NOTIFIES EXECUTIVE.

EXECUTIVE'S EMPLOYMENT MAY BE TERMINATED BY THE COMPANY "WITH CAUSE," EFFECTIVE UPON DELIVERY OF WRITTEN NOTICE TO EXECUTIVE GIVEN AT ANY TIME (WITHOUT ANY NECESSITY FOR PRIOR NOTICE) IF ANY OF THE FOLLOWING SHALL OCCUR:

           ANY MATERIAL BREACH OF EXECUTIVE'S OBLIGATIONS IN SECTION (6?) ABOVE; OR

           ANY MATERIAL ACTS OR EVENTS WHICH INHIBIT EXECUTIVE FROM FULLY PERFORMING HIS OR HER RESPONSIBILITIES TO THE COMPANY IN GOOD FAITH, SUCH AS (A) A FELONY CRIMINAL CONVICTION; (B) ANY OTHER CRIMINAL CONVICTION INVOLVING EXECUTIVE'S LACK OF HONESTY OR EXECUTIVE'S MORAL TURPITUDE; (C) DRUG OR ALCOHOL ABUSE; OR (D) GROSS CARELESSNESS OR GROSS MISCONDUCT.

EXECUTIVE'S EMPLOYMENT MAY BE TERMINATED BY THE COMPANY "WITHOUT CAUSE" (FOR ANY REASON OR NO REASON AT ALL) AT ANY TIME BY GIVING EXECUTIVE 60 DAYS PRIOR WRITTEN NOTICE OF TERMINATION, WHICH TERMINATION SHALL BE EFFECTIVE ON THE 60TH DAY FOLLOWING SUCH NOTICE. IF EXECUTIVE'S EMPLOYMENT UNDER THIS AGREEMENT IS TERMINATED WITHOUT CAUSE, OR IF HIS AGENT IS TERMINATED UPON A CHANGE OF CONTROL (AS DEFINED BELOW), THE COMPANY SHALL IMMEDIATELY (A) MAKE A LUMP SUM CASH PAYMENT TO EXECUTIVE EQUAL TO THE SUM OF (I) EXECUTIVE'S BASE SALARY FOR THE BALANCE OF THE YEAR IN WHICH TERMINATION OCCURS, (II) A PRO RATA PORTION OF THE MINIMUM INCENTIVE BONUS, IF ANY, EARNED FOR THE YEAR IN WHICH TERMINATION OCCURS PRORATED TO THE DATE OF TERMINATION, AND (III) ANY UNREIMBURSED EXPENSES ACCRUING TO THE DATE OF TERMINATION; AND (B) MAKE A LUMP SUM CASH PAYMENT EQUAL TO THE SUM OF EXECUTIVE'S ANNUAL BASE SALARY FOR ALL ADDITIONAL YEARS REMAINING IN THE TERM AND THE MINIMUM INCENTIVE BONUS FOR EACH SUCH YEAR. IMMEDIATELY UPON THE COMPANY'S TERMINATION OF EXECUTIVE UNDER THIS PROVISION, ALL STOCK OPTIONS, ENTITLEMENTS, MATCHING FUNDS, AND PROFIT SHARING PREVIOUSLY GRANTED SHALL IMMEDIATELY VEST. A "CHANGE OF CONTROL" MEANS THAT THE EARLIER TO OCCUR AT ANY TIME DURING THE TERM: (I) ANY PERSON OR GROUP ACQUIRES 49.9% OR MORE OF ANY CLASS OF STOCK OR OTHER EQUITY INTEREST IN THE COMPANY, (II) ANY PERSON OR GROUP ACQUIRES, THROUGH PURCHASE, VOTING AGREEMENT, TRUST, DEVISE OR OTHERWISE, THE POWER TO ELECT A MAJORITY OF THE BOARD, OR OTHERWISE DIRECT THE MANAGEMENT AND AFFAIRS OF THE COMPANY, (III) THE COMPANY MERGES, CONSOLIDATES OR ENTERS INTO A BUSINESS COMBINATION WITH ANOTHER ENTITY WHEREBY THE THEN-CURRENT STOCKHOLDERS OF THE COMPANY OWN IN THE AGGREGATE 50% OR LESS OF THE OUTSTANDING EQUITY SECURITIES OF THE SURVIVING ENTITY AS A RESULT OF SUCH TRANSACTION, OR (IV) THE COMPANY SELLS ALL OR SUBSTANTIALLY ALL OF ITS ASSETS (ANY SUCH EVENT IN CLAUSES
(I) THROUGH (IV) OF THIS PARAGRAPH, A "CHANGE IN CONTROL"). WHILE IT IS NOT EXPECTED THAT PAYMENTS MADE TO EXECUTIVE HEREUNDER WILL BE TREATED AS PAYMENTS SUBJECT TO ANY EXCISE TAX UNDER CODE SECTION 4999, TO THE EXTENT THEY ARE THE COMPANY SHALL PAY EXECUTIVE AN AMOUNT WHICH, NET OF ANY APPLICABLE TAXES THEREON, WILL PROVIDE EXECUTIVE WITH SUFFICIENT CASH TO PAY ANY EXCISE TAX PAYABLE BY HIM BY REASON OF ANY PAYMENTS HEREUNDER.

UPON A CHANGE IN CONTROL, EXECUTIVE WILL HAVE NO FURTHER OBLIGATIONS HEREUNDER, AND SHALL IMMEDIATELY BE ENTITLED TO SEEK OTHER EMPLOYMENT, PROVIDED THAT NOTHING SHALL DIMINISH THE PAYMENTS DUE EXECUTIVE HEREUNDER.

EXECUTIVE MAY TERMINATE HIS EMPLOYMENT HEREUNDER BY GIVING THE COMPANY 60 DAYS PRIOR WRITTEN NOTICE, WHICH TERMINATION SHALL BE EFFECTIVE ON THE 60TH DAY FOLLOWING SUCH NOTICE.

PAYMENT UPON TERMINATION. UPON TERMINATION UNDER PARAGRAPHS 6.1(A), (B), (C), OR
(F), THE COMPANY SHALL PAY TO EXECUTIVE WITHIN 10 DAYS AFTER TERMINATION AN AMOUNT EQUAL TO THE SUM OF (I) EXECUTIVE'S BASE SALARY ACCRUED TO THE DATE OF TERMINATION AND (II) UNREIMBURSED EXPENSES ACCRUED TO THE DATE OF TERMINATION.

                                 MISCELLANEOUS.

TRANSFER AND ASSIGNMENT. THIS AGREEMENT IS PERSONAL AS TO EXECUTIVE AND SHALL NOT BE ASSIGNED OR TRANSFERRED BY EXECUTIVE. THIS AGREEMENT MAY BE ASSIGNED BY THE COMPANY TO ANY ENTITY WHICH IS A SUCCESSOR IN INTEREST OR OPERATOR OF THE COMPANY'S BUSINESS.

SEVERABILITY. NOTHING CONTAINED HEREIN SHALL BE CONSTRUED TO REQUIRE THE COMMISSION OF ANY ACT CONTRARY TO LAW. SHOULD THERE BE ANY CONFLICT BETWEEN ANY PROVISIONS HEREOF AND ANY PRESENT OR FUTURE STATUTE, LAW, ORDINANCE, REGULATION, OR OTHER PRONOUNCEMENT HAVING THE FORCE OF LAW, THE LATTER SHALL PREVAIL, BUT THE PROVISION OF THIS AGREEMENT AFFECTED THEREBY SHALL BE CURTAILED AND LIMITED ONLY TO THE EXTENT NECESSARY TO BRING IT WITHIN THE REQUIREMENTS OF THE LAW, AND THE REMAINING PROVISIONS OF THIS AGREEMENT SHALL REMAIN IN FULL FORCE AND EFFECT.

GOVERNING LAW. THIS AGREEMENT IS MADE UNDER AND SHALL BE CONSTRUED PURSUANT TO THE LAWS OF THE STATE OF DELAWARE.

COUNTERPARTS. THIS AGREEMENT MAY BE EXECUTED IN COUNTERPARTS AND ALL DOCUMENTS SO EXECUTED SHALL CONSTITUTE ONE AGREEMENT, BINDING ON ALL OF THE PARTIES HERETO, NOTWITHSTANDING THAT ALL OF THE PARTIES DID NOT SIGN THE ORIGINAL OR THE SAME COUNTERPARTS.

ENTIRE AGREEMENT. THIS AGREEMENT CONSTITUTES THE ENTIRE AGREEMENT AND UNDERSTANDING OF THE PARTIES WITH RESPECT TO THE SUBJECT MATTER HEREOF AND SUPERSEDES ALL PRIOR ORAL OR WRITTEN AGREEMENTS, ARRANGEMENTS, AND UNDERSTANDINGS WITH RESPECT THERETO. NO REPRESENTATION, PROMISE, INDUCEMENT, STATEMENT OR INTENTION HAS BEEN MADE BY ANY PARTY HERETO THAT IS NOT EMBODIED HEREIN, AND NO PARTY SHALL BE BOUND BY OR LIABLE FOR ANY ALLEGED REPRESENTATION, PROMISE, INDUCEMENT, OR STATEMENT NOT SO SET FORTH HEREIN.

MODIFICATION. THIS AGREEMENT MAY BE MODIFIED, AMENDED, SUPERSEDED, OR CANCELLED, AND ANY OF THE TERMS, COVENANTS, REPRESENTATIONS, WARRANTIES OR CONDITIONS HEREOF MAY BE WAIVED, ONLY BY A WRITTEN INSTRUMENT EXECUTED BY THE PARTY OR
PARTIES TO BE BOUND BY ANY SUCH MODIFICATION, AMENDMENT, SUPERSESSION, CANCELLATION, OR WAIVER.

ATTORNEYS' FEES AND COSTS. IN THE EVENT OF ANY DISPUTE ARISING OUT OF THE SUBJECT MATTER OF THIS AGREEMENT, THE PREVAILING PARTY SHALL RECOVER, IN ADDITION TO ANY OTHER DAMAGES ASSESSED, ITS ATTORNEYS' FEES AND COURT COSTS INCURRED IN LITIGATING OR OTHERWISE SETTLING OR RESOLVING SUCH DISPUTE WHETHER OR NOT AN ACTION IS BROUGHT OR PROSECUTED TO JUDGMENT. IN CONSTRUING THIS AGREEMENT, NONE OF THE PARTIES HERETO SHALL HAVE ANY TERM OR PROVISION CONSTRUED AGAINST SUCH PARTY SOLELY BY REASON OF SUCH PARTY HAVING DRAFTED THE SAME.

WAIVER. THE WAIVER BY EITHER OF THE PARTIES, EXPRESS OR IMPLIED, OF ANY RIGHT UNDER THIS AGREEMENT OR ANY FAILURE TO PERFORM UNDER THIS AGREEMENT BY THE OTHER PARTY, SHALL NOT CONSTITUTE OR BE DEEMED AS A WAIVER OF ANY OTHER RIGHT UNDER THIS AGREEMENT OR OF ANY OTHER FAILURE TO PERFORM UNDER THIS AGREEMENT BY THE OTHER PARTY, WHETHER OF A SIMILAR OR DISSIMILAR NATURE.

HEADINGS.  THE SECTION AND OTHER  HEADINGS  CONTAINED IN THIS  AGREEMENT ARE FOR
REFERENCE PURPOSES ONLY AND SHALL NOT IN ANY WAY AFFECT THE MEANING AND INTERPRETATION OF THIS AGREEMENT.

NOTICES. ANY NOTICE UNDER THIS AGREEMENT MUST BE IN WRITING, MAY BE TELECOPIED, SENT BY EXPRESS 24 HOUR GUARANTEED COURIER, OR HAND DELIVERED, OR MAY BE SERVED BY DEPOSITING THE SAME IN THE UNITED STATES MAIL, ADDRESSED TO THE PARTY TO BE NOTIFIED, POSTAGE PREPAID AND REGISTERED OR CERTIFIED WITH A RETURN RECEIPT REQUESTED. THE ADDRESSES OF THE PARTIES FOR THE RECEIPT OF NOTICE SHALL BE AS
FOLLOWS:

       If to the Company:     Liberty Group Holdings, Inc.
                              25 53rd Street
                            Brooklyn, New York 11232

       If to Executive:       Dennis Lane
                              =================

       with a copy in either
       case to :              Herrick, Feinstein LLP
                              2 Park Avenue
                            New York, New York 10016
                             Attention: David Lubin

           Each notice given by registered or certified mail shall be deemed delivered and effective on the date of delivery as shown on the return receipt, and each notice delivered in any other manner shall be deemed to be effective as of the time of actual delivery thereof. Each party may change its address for notice by giving notice thereof in the manner provided above.

           IN WITNESS WHEREOF, the parties hereto have caused this Employment Agreement to be executed as of the date first set forth above.



LIBERTY GROUP HOLDINGS, INC.


By:    ____/s/__________________
       Name:   Barry Hawk
       Title:  President


          /s/
       -------------------------
       Dennis Lane